THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE SUCH SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.

STOCK OPTION AGREEMENT

This AGREEMENT is entered into as of the ____ day of                               , 2012 (the “Date of Grant”).

BETWEEN:

SEARCH BY HEADLINES.COM CORP., a company incorporated pursuant to the laws of the State of Nevada, with an office at #2 34346 Manufacturers Way, Abbotsford, British Columbia V2S 7M1

(the “Company”)

AND:

•, a • with an address at •

(the “Optionee”)

WHEREAS:

A.	The Company’s board of directors (the “Board”) has approved and adopted the 2012 Stock Option Plan (the “Plan”) whereby the Board is authorized to grant stock options to purchase shares of common stock of the Company to the directors, officers, employees and consultants of the Company and its subsidiaries;

B.	The Optionee is a director, officer, employee or consultant of the Company or subsidiary of the Company; and

C.	The Company wishes to grant stock options to purchase a total of  Optioned Shares (as defined herein) to the Optionee.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	DEFINITIONS

1.1	In this Agreement, the following terms shall have the following meanings:

	(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)

“Applicable Laws” means all legal requirements relating to the Plan or the Securities under applicable United States federal and state securities laws, the United States Internal Revenue Code, Canadian provincial securities laws, the Income Tax Act (Canada), the rules of any applicable stock exchange or stock quotation system, and any other applicable laws of any jurisdiction;

	(c)	“Exercise Price” means $● per Share;

	(d)	“Expiry Date” means ●;

(e)

“Notice of Exercise” means a completed and executed notice in writing delivered to the Company at its address first recited hereto (or such other address of which the Company may from time to time notify the Optionee in writing), in the form attached as Schedule “A” hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(f)

“Options” means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 2.1 of this Agreement;

	(g)	“Optioned Shares” means the Shares that are issued pursuant to the exercise of any Options;

	(h)	“Securities” means, collectively, the Options and the Optioned Shares;

	(i)	“Shareholders” means holders of record of Shares;

	(j)	“Shares” means shares in the common stock of the Company;

	(k)	“U.S. Person” shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States; and

	(l)	“Vested Options” means the Options that have vested in accordance with Section 2.2 of this Agreement.

1.2	Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

2.	THE OPTIONS

2.1

The Company hereby grants to the Optionee, on the terms and conditions set out in this Agreement and in the Plan, Options to purchase a total of ● Optioned Shares at the Exercise Price, provided that any grant or exercise of any Options to or by an Optionee who is a U.S. Person will be conditional on compliance with all applicable federal and state securities laws.

2.2	● All of the Options will vest as of the Date of Grant. The Options may be exercised immediately after vesting.

2.3	The Options shall, at 5:00 p.m. (Pacific time) on the Expiry Date, expire and be of no further force or effect whatsoever.

2.4	The Company shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee until provision has been made by the Optionee, to the satisfaction of the Company, for the payment of the aggregate Exercise Price for all Optioned Shares for which the Options shall have been exercised, and for satisfaction of any withholding obligations associated with such exercise.

2.5	The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Options have been properly exercised in accordance with the terms of this Agreement.

2.6	The Options will terminate in accordance with the provisions of the Plan.

2.7

Subject to the provisions of this Agreement and the Plan and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination, provided that if the Optionee is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended, the Optionee shall be precluded from selling, transferring or otherwise disposing of any Optioned Shares during the six months immediately following the grant of the Options unless an exemption is available to such restrictions. If less than all of the Optioned Shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. Only whole Optioned Shares may be issued pursuant to the exercise of any Options, and to the extent that any Option covers less than one Optioned Share, it is not exercisable.

2.8	Each exercise of the Options shall be by means of delivery of a completed and executed Notice of Exercise (in the form attached hereto as Schedule “A”) by the Optionee to the Chief Financial Officer of the Company at its principal executive office, specifying the number of Optioned Shares to be purchased and accompanied by payment in cash, by wire transfer or, if the funds are draw from a Canadian bank, by certified cheque, in the amount of the full Exercise Price for the Optioned Shares to be purchased or in such other manner as permitted by the Plan.

2.9	It is a condition precedent to the issuance of Optioned Shares that the Optionee execute and/or deliver to the Company all documents and withholding taxes required in accordance with Applicable Laws.

2.10	Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement or the Plan.

2.11	The terms of the Options are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan.

2.12	By accepting the Options, the Optionee represents and agrees that none of the Optioned Shares purchased upon exercise of the Options will be distributed in violation of any Applicable Laws. The Optionee further represents and agrees to provide the Company with any other document reasonably requested by the Company or the Company’s legal counsel.

3.	DOCUMENTS REQUIRED FROM OPTIONEE

3.1	The Optionee must complete, sign and return an executed copy of this Agreement to the Company.

3.2

The Optionee shall complete, sign and return to the Company, as soon as practicable on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and Applicable Laws.

4.	SUBJECT TO STOCK OPTION PLAN

The terms of the Options will be subject to the Plan, as may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan. A copy of the Plan will be delivered to the Optionee, and will be available for inspection at the principal offices of the Company.

5.	CHANGE OF CONTROL

5.1

In the event of a Change of Control (as defined herein), then all Options to purchase Optioned Shares, which have not vested in accordance with this Agreement, shall immediately vest and become exercisable. For the purposes of this Section, a “Change of Control” means the occurrence of any one of the following events:

(a)

there is a report filed with any securities commission or securities regulatory authority in Canada, disclosing that any offeror (as the term “offeror” is defined in Section 1.1 of Multilateral Instrument 62-104 Take-Over Bids and Issuer Bids) has acquired beneficial ownership of, or the power to exercise control or direction over, or securities convertible into, any shares of capital stock of any class of the Company carrying voting rights under all circumstances (the “Voting Shares”), that, together with the offeror’s securities would constitute Voting Shares of the Company representing more than 50% of the total voting power attached to all Voting Shares of the Company then outstanding,

(b)

there is consummated any amalgamation, consolidation, statutory arrangement, merger, business combination or other similar transaction involving the Company: (1) in which the Company is not the continuing or surviving corporation, or (2) pursuant to which any Voting Shares of the Company would be reclassified, changed or converted into or exchanged for cash, securities or other property, other than (in each case) an amalgamation, consolidation, statutory arrangement, merger, business combination or other similar transaction involving the Company in which the holders of the Voting Shares of the Company immediately prior to such amalgamation, consolidation, statutory arrangement, merger, business combination or other similar transaction have, directly or indirectly, more than 50% of the Voting Shares of the continuing or surviving corporation immediately after such transaction,

(c)

any person or group of persons shall succeed in having a sufficient number of its nominees elected as directors of the Company such that such nominees, when added to any existing directors of the Company, will constitute a majority of the directors of the Company, or

(d)

there is consummated a sale, transfer or disposition by the Company of all or substantially all of the assets of the Company, provided that an event shall not constitute a Change of Control if its sole purpose is to change the jurisdiction of the Company’s organization or to create a holding company, partnership or trust that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such event.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEE

The Optionee hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a)	the Optionee is a director, officer, employee or consultant of the Company or subsidiary of the Company;

(b)	if an employee or consultant of the Company or subsidiary of the Company, the Optionee is a bona fide employee or consultant of the Company or subsidiary of the Company;

(c)	the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(d)	the Optionee is resident in the jurisdiction set out on page 1 of this Agreement;

(e)	the Optionee:

(i)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Optionee is resident (the “International Jurisdiction”) which would apply to the granting of the Option;

(ii)

the Optionee is acquiring the Option pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Optionee is permitted to acquiring the Option under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii)

the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the granting of the Option;

(iv)	the granting of the Option by the Company does not trigger:

	A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

	B.	any continuous disclosure reporting obligation of the Optionee or the Company in the International Jurisdiction; and

(v)

the Optionee will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(f)

the acquisition of the Securities by the Optionee as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Optionee; and

(g)

the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company.

7.	LEGENDING OF SUBJECT SECURITIES

7.1

The Optionee hereby consents to the placement of a legend on any certificate or other document evidencing any of the Optioned Shares to the effect that such Optioned Shares have not been registered under the 1933 Act or any state securities or “blue sky” laws, are subject to resale restrictions in Canada, and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, such legends to be substantially as follows:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE SUCH SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.

7.2	The Optionee hereby agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

8.	GENERAL RESALE RESTRICTIONS

8.1

The Optionee acknowledges that any resale of any of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Optionee or proposed transferee. The Optionee acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

8.2	The Optionee acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable provincial securities laws and the rules made thereunder.

8.3	If the Optionee is not a resident of Canada, the Optionee represents, warrants and acknowledges that:

(a)

pursuant to Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets (“MI 51-105”), a subsequent trade in the Securities in or from Canada will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Securities (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the “Canadian Legend”) specified in MI 51-105;

(b)

the Subscriber is not a resident of British Columbia and undertakes not to trade or resell any of the Shares in or from British Columbia unless the trade or resale is made in accordance with MI 51-105. The Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of these representations and warranties made in this Section 8.2 and agrees that if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Company;

(c)

by executing and delivering this Agreement, the Optionee will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to the Optionee. As a consequence, the Optionee will not be able to rely on the resale provisions of MI 51-105, and any subsequent trade in any of the Securities in or from Canada will be a distribution subject to applicable prospectus and registration requirements; and

(d)

if the Optionee wishes to trade or resell any of the Securities in or from Canada, the Optionee agrees and undertakes to return, prior to any such trade or resale, any certificate representing any Securities to the Company’s transfer agent to have the Canadian Legend imprinted on such certificate or to instruct the Company’s transfer agent to include the Canadian Legend on any ownership statement issued under a direct registration system or other book entry system.

8.4	The Optionee acknowledges and agrees that the Optionee is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions.

9.	NO EMPLOYMENT RELATIONSHIP

The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company (as defined in the Plan), express or implied, that the Company or any Related Company will employ or contract with the Optionee, for any length of time, nor shall it interfere in any way with the Company’s or, where applicable, a Related Company’s right to terminate the Optionee’s employment at any time, which right is hereby reserved.

10.	GOVERNING LAW

This Agreement is governed by the laws of the Province of British Columbia.

11.	COSTS

The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

12.	SURVIVAL

This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of any Optioned Shares by the Optionee pursuant hereto.

13.	ASSIGNMENT

This Agreement is not transferable or assignable.

14.	CURRENCY

Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

15.	SEVERABILITY

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

16.	COUNTERPARTS AND ELECTRONIC MEANS

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

17.	ENTIRE AGREEMENT

This Agreement is the only agreement between the Optionee and the Company with respect to the Securities, and this Agreement and the Plan supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Securities.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

SEARCH BY HEADLINES.COM CORP.

Per: ______________________________
               Authorized Signatory

WITNESSED BY:	)
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)
)
Name	)
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Address	)
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Occupation

SCHEDULE “A” NOTICE OF EXERCISE
TO:	Search By Headlines.com Corp.
#2 34346 Manufacturers Way
Abbotsford, British Columbia V2S 7M1

This Notice of Exercise shall constitute a proper Notice of Exercise pursuant to Section 2.8 of the Stock Option Agreement dated as of ____________________(the “Agreement”) between Search By Headlines.com Corp. (the “Company”) and the Optionee. The Optionee hereby elects to exercise its option to purchase ____________________shares of the common stock of the Company at a price of US $______per share, for aggregate consideration of US $____________, on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in Section 2.8 of the Agreement, accompanies this Notice of Exercise. The Optionee acknowledges and agrees that any exercise by a U.S. Person is conditional upon compliance with all applicable federal and state securities laws and the Optionee will deliver any additional documentation required by the Company to evidence such compliance.

The Optionee represents and warrants to the Company that all representations and warranties set out in the Agreement are true as of the date of this Notice of Exercise.

Please deliver a share certificate to the Optionee in respect of such Optioned Shares as are to be issued upon exercise of the number of Options provided for in this Notice of Exercise.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the Optioned Shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

City, State, and Zip Code

Telephone Number

Capitalized terms used in this Notice of Exercise and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

DATED at _____________________________, the _______day of______________, _______.

X
Signature

(Name and, if applicable, Office)

(Address)

(City, State, and Zip Code)

Fax Number or E-mail Address

SIN, SSN or Other Tax Identification Number